UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 7, 2012

PARABEL INC.

(Exact name of registrant as specified in charter)

Delaware	000-24836	33-0301060
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1901 S. Harbor City Blvd., Suite 300 Melbourne, FL	32901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 321-409-7500

PETROALGAE INC.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)	Resignation of Dr. John Scott.

On February 9, 2012, John Scott, Ph.D., resigned from the board of directors of Parabel Inc. (the “Company”). Dr. Scott founded the Company and served as non-executive Chairman since June 2011. In accepting Dr. Scott’s resignation, the Company’s board of directors expressed its appreciation for his vision and leadership. Anthony John Phipps Tiarks, the Company’s Chief Executive Officer, has accepted the role of Chairman.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)	Amendment to Certificate of Incorporation and Bylaws.

On February 7, 2012, the Company amended its certificate of incorporation to change the name of the Company from “PetroAlgae Inc.” to “Parabel Inc.”. The Company also amended its bylaws to reflect the name change.

The Company’s ticker symbol continues to be “PALG”.

A copy of the certificate of amendment to certificate of incorporation of the Company is attached hereto as Exhibit 3.1 and is incorporated herein by reference. A copy of the restated bylaws of the Company is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On February 9, 2012, the Company issued a press release announcing the name change, the resignation of Dr. Scott and the appointment of Mr. Tiarks as Chairman.

A copy of the press release is attached hereto as Exhibit 99.1. The information set forth in this Item 7.01, including the text of the press release attached hereto as Exhibit 99.1, is being furnished to, but not filed with, the Securities and Exchange Commission.

Item 9.01.	Financial Statements and Exhibits.

Exhibit 3.1	Certificate of Amendment to Certificate of Incorporation

Exhibit 3.2	Restated Bylaws of Parabel Inc.

Exhibit 99.1	Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARABEL INC.

Date: February 10, 2012	By:	/s/ JAMES P. DIETZ
	Name:	James P. Dietz
	Title:	Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

3.1	Certificate of Amendment to Certificate of Incorporation

3.2	Restated Bylaws of Parabel Inc.

99.1+	Press Release

+	Exhibit 99.1 is being furnished to the Securities and Exchange Commission (the “SEC”) pursuant to Item 7.01 and shall not be deemed filed with the SEC, nor shall it be deemed incorporated by reference in any filing with the SEC under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

4